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                                                                  Exhibit 10(ix)

                                  CAROLINA BANK
                            DIRECTORS' DEFERRAL PLAN

By a vote of the Carolina Bank Board of Directors, (hereinafter referred to as the, "Bank") on the 10th day of March, 2003, the Bank has established the Carolina Bank Directors' Deferral Plan (hereinafter referred to as the, "Benefit Plan") to allow eligible Directors the opportunity to participate in the Plan and defer all or a portion of their fees or salary in accordance therewith;

     It is the intent of the Bank that this Benefit Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits and to be considered a non-qualified benefit plan for purposes of the Employee Retirement Security Act of 1974, as amended ("ERISA").

I.   ELIGIBILITY

     Those individuals selected by the Board of Directors and designated in resolutions of the Board and members of the Board of Directors shall be eligible to become a Director in this Benefit Plan (hereinafter referred to as the, "Director").

II.  FEES AND COMPENSATION

     The fees covered under this Benefit Plan shall be any and all amounts paid to the Director for the Director's services, including but not limited to annual fees, meeting fees, and committee fees. Directors may elect to defer no more than one hundred percent (100%) of fees and compensation. The deferred fees covered under this Benefit Plan shall be credited to the Director subject to the election requirement of Subparagraph III (A) hereinbelow.

III. DEFERRED COMPENSATION

     A.   Election of Director's Deferred Compensation:

          The Director shall at the same time as entering this Benefit Plan file a written statement with the Bank notifying the Bank as to whether the Director is going to defer zero percent (0%) or one hundred percent (100%) of fees and compensation as defined in Paragraph II that are to be deferred and the actual investments [as defined in Subparagraph VI
          (G)] (hereinafter referred to as the, "Election Form"). The Director may only defer zero percent (0%) or one hundred percent (100%), no more and no less. A copy of the said Election Form is attached hereto and marked as

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          Exhibit "A-1". The election to defer fees and compensation may only be made for fees and compensation not yet earned as of the date of said election. Signed written statements filed under this section, unless modified or revoked, shall be valid for all succeeding years. Any modification or revocation of a signed written statement must be in writing, made one (1) year prior to receiving benefits hereunder, and shall be effective for calendar years succeeding the year in which the modification or revocation is made. At any time prior to said one (1) year as set forth above, the Director may change its election to defer fees within thirty (30) days of the end of each quarter for deferral of fees not yet earned only.

     B.   Payment of Director's Deferred Compensation:

          At all times, the Director shall be one hundred percent (100%) vested in the Director's Deferred Compensation Account [as defined in Subparagraph IV (A)(i)]. Payment of the Director's Deferred Account balance shall commence on the first day of the calendar month following the end of the Director's term of office due to resignation, removal, failure to be re-elected, retirement, or hardship as further set forth hereinbelow. Said payment shall be made in one lump sum only and shall be made in Bank Stock only.

          (i)  Retirement: Retirement age for Directors shall be age seventy
               (70) or such other date as the Director may actually retire.

          (ii) Early Withdrawal: The Bank shall permit early withdrawals if, under the discretion of the Board of Directors, the Director requires said early withdrawal due to an "unforeseeable emergency." An "unforeseeable emergency" for purposes of early withdrawal is defined as an unanticipated emergency that is caused by an event beyond the control of the Director or beneficiary and that would result in severe financial hardship if the early withdrawal were not permitted. To receive an early withdrawal due to unforeseen emergency, the Director must submit an application for an in-service early withdrawal to the Board of Directors and specify grounds to constitute the unforeseeable emergency. If, in the discretion of the Board, the Director is permitted to take an early withdrawal due to an unforeseeable emergency, the Board shall cause the Trustee to pay an in-service distribution to such Director from the Director's Account.

               Alternatively, upon approval by the Board of Directors, the Director may receive an early withdrawal for other reasons not qualifying as an "unforeseeable emergency," provided that the

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               Director forfeits a penalty amount equivalent to twenty percent
               (20%) of the requested early distribution. If, in the discretion of the Board, the Director is permitted to take an early withdrawal with said penalty forfeiture, the Board shall cause the Trustee to pay an in-service distribution to such Director from the Director's Account.

               Under either case, such distribution shall be paid in Bank stock as soon as administratively feasible, after the Board determines that the Director is permitted to take an early withdrawal. The amount of such payment shall be limited to the amount reasonably necessary to meet the Director's requirements resulting from said unforeseeable emergency, or the sum of the alternative stated reason for an early withdrawal and the additional twenty percent (20%) penalty.

     C.   Investment of Director's Deferred Compensation:

          The Director shall at the same time as entering this Benefit Plan notifying the Bank on the Election Form as to the percent (%) of deferred compensation that is to be allocated among the "actual investment" choices as defined in Subparagraph VI (G) herein.

     D.   Bank Contributions:

          The Bank shall make a matching contribution equal to twenty-five percent (25%) of the Director's deferral contribution hereunder, to this Benefit Plan for the benefit of the Director. The Director shall be one hundred percent (100%) vested in the Bank's contributions hereunder.

     E.   Payment of Bank's Contributions:

          The vested amounts in the Director's Deferred Compensation Account attributed to bank contributions shall be paid under the same terms and conditions as payment of the Director's deferred compensation [Subparagraph III (B)].

     F. Investment of Bank's Contribution to the Director's Deferred Compensation Account:

          The Bank's contribution to the Director's Deferred Compensation Account, if any, shall be invested under the same terms and conditions as the investment of the Director's Deferred Compensation [Subparagraph III (C)].

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IV.  DIRECTOR'S DEFERRED COMPENSATION ACCOUNT AND RABBI TRUST

     A.   Rabbi Trust:

          The Bank shall establish a Rabbi Trust for the Benefit Plan. The Bank shall pay all deferral amounts and matching contributions, if any, to the Rabbi Trust. Said Trustee shall make actual investments and payments in accordance with this Benefit Plan.

          (i)  Director's Deferred Compensation Account:

               The Trustee shall establish and maintain an account on behalf of each Director. A Director's Account shall be credited with (i) the amount of Fees and Compensation the Director elects to defer under the Election Form, (ii) other Bank Contributions, if any, and (iii) earnings or losses attributable to the Account. Each Account of a Director shall be maintained until the value thereof has been distributed to or on behalf of such Director or the Director's beneficiary(ies). The value of said account shall be calculated quarterly.

V.   DEATH OF DIRECTOR

     A.   Prior to Commencement of Payments:

          In the event of the death of the Director prior to commencement of payments, within ninety (90) days after the Director's death, the Director's Deferred Compensation Account balance as of the date of death shall be paid as set forth in the Election Form, or in a lump sum, at the discretion of the Bank, to such individual or individuals as the Director may have designated in writing and filed with the Bank. In the event no designation is made, the Director's account balance shall be paid as set forth herein to the duly qualified executor or administrator of the Director's estate.

     B.   Subsequent to Commencement of Payments:

          In the event of the death of the Director after commencement of payments but prior to the Director receiving all payments due the Director under this Benefit Plan, within ninety (90) days after the Director's death, the remaining Deferred Compensation Account balance as of the date of death shall be paid as set forth in the Election Form, or in a lump sum, at the discretion of the Bank, to such individual or individuals as the Director may have designated in writing and filed with the Bank. In the event no designation is made, the Director's account balance shall be paid as set

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          forth herein to the duly qualified executor or administrator of the
          Director's estate.

VI.  MISCELLANEOUS

     A.   Amendment or Revocation:

          It is understood that, during the lifetime of the Director, this Benefit Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Director, the Bank, and the Trustee.

     B.   Gender:

          Whenever in this Benefit Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     C.   Effect on Other Bank Benefit Plans:

          Nothing contained in this Benefit Plan shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     D.   Headings:

          Headings and subheadings in this Benefit Plan are inserted for reference and convenience only and shall not be deemed a part of this Benefit Plan.

     E.   Partial Invalidity:

          If any term, provision, covenant, or condition of this Benefit Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and this Benefit Plan shall remain in full force and effect notwithstanding such partial invalidity.

     F.   Continuation as Director:

          Neither this Benefit Plan nor the payments of any benefits thereunder shall be construed as giving to the Director any right to be retained as a member of the Board of Directors of the Bank.

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     G.   Actual Investments:

          The only "investment allocation" of the Director's Deferred Compensation Account shall be Bank stock. The performance of the deemed investments will be used to determine the earnings or losses to credit to the Director's Deferred Compensation Account.

VII. CHANGE OF CONTROL

     The Director shall be one hundred percent (100%) vested in all benefits provided in this Benefit Plan upon a Change of Control. A Change of Control shall be as defined in Subsection XIII (d) in the Rabbi Trust for the Carolina Bank Directors Deferral Plan.

VIII. ADMINISTRATION AND CLAIMS

     A.   Plan Administrator:

          The Plan Administrator of this Benefit Plan shall be the Carolina Bank until its resignation or removal by the Board. As Plan Administrator, the Carolina Bank shall be responsible for the management and administration of this Benefit Plan. The Plan Administrator may delegate to others certain aspects of the management and operation responsibilities of this Benefit Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     B.   Claims Procedure and Arbitration:

          In the event a dispute arises over benefits under this Benefit Plan and benefits are not paid to the Director (or to the Director's beneficiary(ies) in the case of the Director's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Plan Administrator named above within sixty (60) days from the date payments are refused. The Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Benefit Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Administrator fails to take any action within the aforesaid sixty-day period.

          If claimants desire a second review they shall notify the Plan Administrator in writing within sixty (60) days of the first claim denial.

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          Claimants may review This Benefit Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of this Benefit Plan upon which the decision is based.

          If claimants continue to dispute the benefit denial, then claimants may submit the dispute to an Arbitrator for final arbitration. The Arbitrator shall be selected by mutual agreement of the Bank and the claimants. The Arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Arbitrator with respect to any controversy properly submitted to it for determination.

                                            CAROLINA BANK
                                            Greensboro, NC


                                            By: /s/ John D. Cornet
                                                --------------------------------
                                                Chairman of the Board

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                 DIRECTORS' DEFERRAL PLAN DEFERRAL, INVESTMENT,
                         AND DISTRIBUTION ELECTION FORM

Name of Plan   CAROLINA BANK DIRECTORS' DEFERRAL PLAN

Please complete the following accurately with a ballpoint pen; print clearly. The information you provide should be current as of the date the form is completed. All Directors who have fulfilled the eligibility requirements to participate in the plan must complete the five sections of the form.

SECTION I - General Information (Please complete and review and correct any information as needed.)

----------------------   --------------------   --------------   ---------------
Last Name                First Name             MI               Sex (M or F)

----------------------   --------------------   --------------   ---------------
Social Security Number   Date of Birth          Employee #       Date of Hire
                         (mmddyy)               (if applicable)  (mmddyy)

----------------------   --------------------
Home phone               Work phone

--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
Mailing Address

------------------------------   --------------   ------------
City                             State            Zip

SECTION II - Deferral Election (Check Yes & fill in % or check No)

          Yes, I want to make pre-tax deferral contributions to the Plan. I
------ authorize the Bank to deduct 100% of my fees or salary from each paycheck and to credit that amount to pre-tax deferral portion of my Account.

------    No, I do not wish to contribute to the Plan at this time.

SECTION III - Investment Election

Whether or not you have elected to contribute to the Plan, you must elect investment options. This investment election will be applied should any employer discretionary contributions be made on your behalf.

I hereby authorize all future contributions to be invested as follows:

                                                   Percentage
                  Investment Options            to be Invested*
                  ------------------            ---------------
                      Bank Stock                      100%

           *Note: Whole percentage (%) only, no fractions or decimals.

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                   Total % of all funds chosen must equal 100%

SECTION IV - Authorization

I authorize the Bank to effect the elections specified on this Deferral, Investment, and Distribution Election form. I understand that any modification or revocation of this Election Form must be made at least one (1) year prior to receiving benefits hereunder. I also understand that my elections will remain in effect until I submit a change according to the provisions of the Plan.


----------------------------------------                   ---------------------
Your Signature                                             Date

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                      BENEFICIARY DESIGNATION FORM FOR THE
                       DIRECTORS' DEFERRAL PLAN AGREEMENT

I.   PRIMARY DESIGNATION
           (You may refer to the beneficiary designation information prior to completion of this form.)

     A.   Person(s) as a Primary Designation:
          (Please indicate the percentage for each beneficiary.)

     Name                               Relationship                  /        %
         -----------------------------              -----------------   -------

     Address:
             -------------------------------------------------------------------
                  (Street)                  (City)        (State)       (Zip)

     Name                               Relationship                  /        %
         -----------------------------              -----------------   -------

     Address:
             -------------------------------------------------------------------
                  (Street)                  (City)        (State)       (Zip)

     Name                               Relationship                  /        %
         -----------------------------              -----------------   -------

     Address:
             -------------------------------------------------------------------
                  (Street)                  (City)        (State)       (Zip)

     Name                               Relationship                  /        %
         -----------------------------              -----------------   -------

     Address:
             -------------------------------------------------------------------
                  (Street)                  (City)        (State)       (Zip)

     B.   Estate as a Primary Designation:

     My Primary Beneficiary is The Estate of
                                            ------------------------------------
     as set forth in the last will and testament dated the       day of
                                                           -----        --------
     ,       and any codicils thereto.
       ----

     C.   Trust as a Primary Designation:

     Name of the Trust:
                       ---------------------------------------------------------

     Execution Date of the Trust:       /       /
                                  -----   -----   ---------

     Name of the Trustee:
                         -------------------------------------------------------

     Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Is this an Irrevocable Life Insurance Trust?          Yes          No
                                                 --------     --------
     (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

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II.  SECONDARY (CONTINGENT) DESIGNATION

     A.   Person(s) as a Secondary (Contingent) Designation:
          (Please indicate the percentage for each beneficiary.)

     Name                               Relationship                  /        %
         -----------------------------              -----------------   -------

     Address:
             -------------------------------------------------------------------
                  (Street)                  (City)        (State)       (Zip)

     Name                               Relationship                  /        %
         -----------------------------              -----------------   -------

     Address:
             -------------------------------------------------------------------
                  (Street)                  (City)        (State)       (Zip)

     Name                               Relationship                  /        %
         -----------------------------              -----------------   -------

     Address:
             -------------------------------------------------------------------
                  (Street)                  (City)        (State)       (Zip)

     Name                               Relationship                  /        %
         -----------------------------              -----------------   -------

     Address:
             -------------------------------------------------------------------
                  (Street)                  (City)        (State)       (Zip)

     B.   Estate as a Secondary (Contingent) Designation:

     My Secondary Beneficiary is The Estate of                            as set
                                              ---------------------------
     forth in the last will and testament dated the       day of          ,
                                                    -----        ---------  ----
     and any codicils thereto.

     C.   Trust as a Secondary (Contingent) Designation:

     Name of the Trust:
                       ---------------------------------------------------------

     Execution Date of the Trust:       /       /
                                  -----   -----   ---------

     Name of the Trustee:
                         -------------------------------------------------------

     Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     All sums payable under the Directors' Deferral Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the Director notifies the bank in writing.


     -----------------------------------                   ---------------------
     Director                                              Date

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